AGREEMENT
                                (Houston, Texas)

     THIS AGREEMENT (this "Agreement") made this 3rd day of July, 1996, by and between Chancellor of Houston, Inc., a Delaware corporation ("Chancellor"), and CareMatrix of Massachusetts, Inc. (f/k/a CareMatrix Corporation), a Delaware corporation ("CareMatrix").

                                   WITNESSETH

     WHEREAS, Chancellor has purchased a certain parcel of land located in Houston, Texas, (the "Land"), as evidenced by that certain Deed, dated March 28, 1996, a copy of which is attached hereto as Exhibit A;

     WHEREAS, Chancellor desires for CareMatrix to develop the Land for an assisted/independent living facility consisting of approximately one hundred forty-eight (148) units (the "Project");

     WHEREAS, upon the completion of construction of the Project, Chancellor desires for CareMatrix to provide operational management services for the Project; and

     WHEREAS, Chancellor desires to demonstrate its intention to enter into a turnkey development agreement and a management agreement with CareMatrix.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Chancellor and CareMatrix agree that CareMatrix shall act as developer of the Project pursuant to a turnkey development agreement in form and substance reasonably satisfactory to each of Chancellor and CareMatrix.

     2 Chancellor and CareMatrix agree that upon completion of construction of the Project, CareMatrix shall provide operational management services for the Project pursuant to a management agreement in form and substance reasonably satisfactory to each of Chancellor and CareMatrix.

     3. This Agreement (i) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, (ii) shall be governed by the laws of the Commonwealth of Massachusetts, and (iii) may not be modified orally, but only by a writing signed by each of Chancellor and CareMatrix.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

                                       CHANCELLOR OF HOUSTON, INC.

                                       By:  /s/ James M. Clary
                                          -----------------------------------
                                          Name: James M. Clary
                                          Title:

                                       CAREMATRIX OF MASSACHUSETTS, INC.

                                       By:  /s/ James M. Clary
                                          -----------------------------------
                                          Name: James M. Clary
                                          Title:

                                                                       Exhibit A

                       SPECIAL WARRANTY DEED

Date: March 28, 1996

Grantor's Name:

     ANNE MAYA CORPORATION, a Texas corporation

Grantor's Mailing Address:

     4420 FM 1960 West, Suite 224
     Houston, Texas 77068

Grantee's Name:

     CAREMATRIX OF HOUSTON, INC., a Delaware corporation

Grantee's Mailing Address:

     197 First Avenue
     Needham, Massachusetts 02194

Consideration:

     Ten Dollars ($10.00) and other good and valuable consideration

Property (including any improvements):

     The 9.00 acre tract out of the Daniel Harmon Survey, Abstract No.315 and the Manuel Tarin Survey, Abstract No. 778, Harris County, Texas, more particularly described on Exhibit "A" attached hereto and made a part hereof for all purposes, together with all rights and appurtenances thereto, including, without limitation, any right, title and interest of Grantor in and to any and all easements and adjacent waterways, streets, roads, alleys or rights of way, and any and all buildings, fixtures and other improvements located on such property.

Reservations from and Exceptions to Conveyance and Warranty:

     The permitted exceptions to title set forth on Exhibit "B" attached hereto and made a part hereof for all purposes.

     Grantor, for the consideration and subject to the reservations from and exceptions to conveyance and warranty, grants, sells and conveys to Grantee the Property, together with all and singular the rights and appurtenances thereto in any wise belonging, to Grantor, to have and hold, to Grantee, Grantee's successors or assigns forever. Grantor binds Grantor and Grantor's successors to warrant and forever defend all and singular the property to Grantee and Grantee's successors and assigns against every person whomsoever lawfully claiming or to claim the same or any part thereof, by, through or under Grantor, but not otherwise.

     When the context requires, singular nouns and pronouns include the plural.

                                       ANNE MAYA CORPORATION

                                       By: /s/ Chowdary Yalamanchili
                                          ----------------------------------
                                          Chowdary Yalamanchili
                                          President

                                                      GRANTOR

THE STATE OF TEXAS  )
                    )
COUNTY OF HARRIS    )

     This instrument was acknowledged before me on this 28th day of March, 1996, by Chowdary Yalamanchili, President of Anne Maya Corporation, a Texas corporation, on behalf of said corporation.

                                       /s/ Candace M. Reece
                                       -----------------------------------
                                       Notary Public in and for
                                         The State of Texas

-------------------------------------
        CANDACE M. REECE
[Seal]  Notary Public, State of Texas
        My Commission Expires 8/29/97
-------------------------------------

 My Commission Expires:

------------------------

                                    EXHIBIT A
                               Legal Descriptions

Being 9.0000 acres (392,040 square feet) of land in the Daniel Harmon Survey, A-315 and the Manual Tarin Survey, A-778, Harris County, Texas, and being partly out of that certain 147.358 acre tract described as Tract 4 in Exchange Deed recorded under Harris County Clerk File No. G-790360 of the Official Public Records of Real Property of Harris County, Texas, and further being partly out of that certain 1.096 acre tract conveyed to Cypress/Westfield, Inc. by deeds filed under Harris County County Clerk File Nos. N-964737, N-964738, N-964739, and N-964740 of the Official Public Records of Real Property of Harris County, Texas, said 9.0000 acres being more particularly described by metes and bounds as follows:

     BEGINNING at a point marked by a 5/8 inch iron rod on the Northeast right-of-way line of Cypress Station Drive as dedicated by Deed filed under Harris County County Clerk File No. E-087227 of the Official Public Records of Real Property of Harris County, Texas, said point being the Northwest corner of Restricted Reserve "A" in Block 1, of Cypress Station Center, Phase II according to the plat thereof recorded at Film Code No. 359011 of the Map Records of Harris County, Texas;

     THENCE in a Northwesterly direction, with the Northeasterly right-of-way line of Cypress Station Drive, variable width, with a curve to the left whose radius is 404.69 feet, central angle is 14 (degrees) 21' 43" and whose chords bears North 24 (degrees) 26' 34" West, a distance, measured along the arc of said curve, of 101.44 feet to a point of tangent marked by a 5/8 inch iron rod;

     THENCE North 31 (degrees) 37' 25" West, continuing with the Northeasterly right-of-way line of Cypress Station Drive, variable width, distance of 234.74 feet to a point of curve marked by a 5/8 inch iron rod;

     THENCE continuing in a Northwesterly direction, with the Northwesterly right-of-way line of Cypress Station Drive, variable width, with a curve to the left whose radius is 2030.00 feet and central angle is 0 (degrees) 15' 18", a distance of 9.03 feet to an angle point marked by a 5/8 inch iron rod, at the Southwest end of the transition right-of-way line between Cypress Station Drive and Lantern Bend Drive, as established by the plat of Cypress Station, Section 4 Street Dedication as recorded in Volume 336, Page 145 of the Map Records of Harris County, Texas;

     THENCE North 12 (degrees) 22' 50" East, with the transition right-of-way line between Cypress Station Drive and Lantern Bend Drive, a distance of 21.41 feet to an angle point marked by a 5/8 inch iron rod on the Southeasterly right-of-way line of Lantern Bend Drive, 60 feet wide;

     THENCE North 56 (degrees) 51' 05" East, with the Southeasterly right-of-way line of Lantern Bend Drive, a distance of 538.59 feet to a point of curve marked by a 5/8 inch iron rod;

Metes and bonds for 9.000 acres, Cont'd......

     THENCE in a Northeasterly direction, with the Southeasterly right-of-way line of Lantern Bend Drive, with a curve to the right whose radius is 1016.47 feet and central angle is 13 (degrees) 33' 29", a distance of 240.53 feet to a point for corner marked by a 5/8 inch iron rod;

     THENCE South 18 (degrees) 04' 13" East, a distance of 635.80 feet to a point for corner marked by a 5/8 inch iron rod on the North line said Cypress Station Center, Phase II;

     THENCE South 71 (degrees) 55' 47" West, along the north line or said Cypress Station Center, Phase II, a distance of 384.51 feet to an angle point marked by a 5/8 inch iron rod;

     THENCE North 89 (degrees) 38' 57" West, continuing along the North line of said Cypress Station Center, Phase II, a distance of 332.49 feet to the POINT OF BEGINNING and containing 9,0000 acres (392,040 square feet) of land.

                                   Exhibit "B"

1. Roadway easement(s) 15 feet in width as set forth and defined in instrument(s) filed for record under Harris County Clerk's File No(s). D663473 and D663474.

2. Water line and utility easement 10 feet wide along Lantern Bend Drive as reflected in Volume 336, Page 145 of the Map Records of Harris County, Texas.

3. Sanitary sewer access easement along Lantern Bend Drive as reflected in Volume 336, Page 145 of the Map Records of Harris County, Texas.

4. Utility easement(s) 8 feet in width along the southerly property line as set forth and defined in instrument(s) filed for record under Harris County Clerk's File No(s). N964754.

5. One foot reserve dedicated to the public in fee along Lantern Bend Drive as reflected in Volume 336, Page 145 of the Map Records of Harris County, Texas.

6. Building set back lines 20 feet wide along Lantern Bend Drive and 30 feet wide along Cypress Station Drive as shown on the recorded plat of Cypress Station Center, Phase II recorded in Volume 359, Page 11 of the Map Records of Harris County, Texas.

7. A 1/16th non-participating royalty interest in all oil, gas and other minerals, as set forth by instrument(s) recorded in Volume 8349, Page 24, of the Deed Records of Harris County, Texas.

8. A 1/16th non-participating royalty interest in all oil, gas and other minerals, as set forth by instrument(s) recorded in Volume 8259, Page 84, of the Deed Records of Harris County, Texas.

9. All oil, gas and other minerals as set forth by instrument(s) recorded in Volume 1266, Page 497, of the Deed Records of Harris County, Texas.

     (Surface Rights Waived as set forth in instrument(s) filed for record under Harris County Clerk's File No(s). E073352, E073355, E073356, E073359,
     E073361, E152094 and E152100.) (AS TO PORTION OF THE PROPERTY OUT OF THE
     6.2 ACRE TRACT DESCRIBED THEREIN)

10. The terms, conditions and stipulations of that certain Mineral Lease dated November 15, 1939, recorded in Volume 335, Page 28, amended by instrument recorded in Volume 362, Page 220, included in the Bammel Gas Unit by instrument recorded in Volume 1925, Page 283 of the Contract Records of Harris County, Texas.

     (Surface Rights Waived as set forth in instrument(s) recorded in Volume 7987, Page 338, of the Deed Records of Harris County, Texas.) (AS TO THE
     23.38 ACRES DESCRIBED THEREIN)

11. All oil, gas and other minerals, as set forth by instrument(s) recorded in Volume 1311, Page 729, of the Deed Records of Harris County, Texas.

     (Surface Rights Waived as set forth in instrument(s) filed for record under Harris County Clerk's File No.(s) E073352, E073355, E073356, E073359,
     E073361, E152094 and E152100.) (AS TO PORTION OF THE PROPERTY OUT OF THE
     23.28 ACRE TRACT DESCRIBED THEREIN)

12. All oil, gas and other minerals, as set forth by instrument(s) filed for record under Harris County Clerk's File No(s), G773564, Title to said interest not checked subsequent to its date of execution. Said deed providing that the grantor expressly waives all rights of ingress and egress onto the surface and into the subsurface of the property to the depth of 750 feet for the purpose of prospecting for mining, drilling and developing said property for oil, gas and other minerals. (AS TO A PORTION OF THE PROPERTY OUT OF THE 4 ACRES DESCRIBED THEREIN)

13. A 1/32nd royalty interest in all oil, gas and other minerals, as set forth by instrument(s) recorded in Volume 973, Page 97, of the Deed Records of Harris County Texas. (AS TO PORTION OF THE PROPERTY OUT OF THE PROPERTY DESCRIBED THEREIN)

14. A 1/32nd royalty interest in all oil, gas and other minerals, as set forth by instrument(s) recorded in 1031, Page 592, of the Deed Records of Harris County, Texas. (AS TO PORTION OF THE PROPERTY OUT OF THE PROPERTY DESCRIBED THEREIN)

15. Annual Maintenance Charge and Special Assessments payable to Cypress Station Association, as set forth and secured by a Vendor's Lien retained in instrument(s) filed for record under Harris County Clerk's File No(s) F258036.

16. Subject property lines within the area designated and zoned by the City of Houston as the "Jetero Airport Site" and is subject to the restrictions and regulations imposed by Ordinance of the City of Houston, a certified copy of which is recorded in Volume 4184, Page 518 and by amendments thereto, certified copies of which are recorded in Volume 4897, Page 67 and Volume 5448, Page 421, all of the Deed Records of Harris County, Texas, and filed for record under Harris County Clerk's File No(s) J040960.

17. The property covered herein is subject to the terms, conditions, provisions and stipulations of Ordinance #85-1878 of the City of Houston enacted October 23, 1985 pertaining to the platting and replatting of real property and the establishment of building set back lines within such boundaries. A Certified Copy of said Ordinance was filed for record on August 1, 1991, under Harris County Clerk's File No. N253886.

                    ANY PROVISION HEREIN WHICH RESTRICTS THE SALE, RENTAL, OR USE OF THE DESCRIBED REAL PROPERTY BECAUSE OF COLOR OR RACE IS INVALID AND UNENFORCEABLE UNDER FEDERAL LAW

                    THE STATE OF TEXAS )
                    COUNTY OF HARRIS   )

                    I hereby certify that this instrument was FILED in File Number Sequence on the date and at the time stamped hereon by me; and was duly RECORDED, in the Official Public Records of Real Property of Harris County, Texas on

                                                         APR 1 1996

                                                         /s/  Beverly B. Karfman
          [Seal of County Court of Harris County Texas]  COUNTY CLERK
                                                         HARRIS COUNTY TEXAS

RECORDER'S MEMORANDUM

AT THE TIME OF RECORDATION, THIS
INSTRUMENT WAS FOUND TO BE INADEQUATE
FOR THE BEST PHOTOGRAPHIC REPRODUCTION
BECAUSE OF ILLEGIBILITY, CARBON OR
PHOTOCOPY, DISCOLORED PAPER, ETC.